SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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Advisors Preferred Trust

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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KENSINGTON MANAGED INCOME FUND

August 24, 2020

NOTICE OF MEETING ADJOURNMENT

Dear Valued Shareholder:

We’ve been trying to reach you because we need your help. Today, the Special Meeting of Shareholders of the Kensington Managed Income Fund was adjourned until September 23, 2020. This will provide shareholders who have not cast their important vote with additional time to do so.

Our records indicate that we have not received your vote. Please help your Fund avoid the cost of additional solicitation efforts by casting your vote today. Your vote is needed to ensure that a quorum and sufficient votes are present at the Meeting so that the proposals can be acted upon.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Details of the Special Meeting are described in the proxy statement that has been sent to all shareholders. We urge you to spend a few minutes reviewing the Proposal in the proxy statement. For more information, the proxy statement may be found at https://vote.proxyonline.com/Kensington/docs/Proxy2020.pdf. If you should have any questions about the proxy or proposal, please call toll-free (888) 542-7446. Representatives are available Monday through Friday 9 a.m. to 10 p.m.

Best regards,

Catherine Ayers-Rigsby, President

Advisors Preferred, LLC

Here are four convenient methods to cast your vote today:

  Vote by Phone with a Representative: You may cast your vote by telephone with a proxy representative by calling toll-free (888) 542-7446. Representatives are available Monday through Friday 9 a.m. to 10 p.m.

  Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

  Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

  Vote by mail: You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

We would be very grateful if you would use any one of the above voting methods listed to ensure that your vote is recorded by or before September 23, 2020.